February 14, 2006

To:	THE ROYAL BANK OF SCOTLAND PLC
Financial Markets
280 Bishopsgate
London EC2M 4RB
Attention: Confirmations Team
Email: confirmations@rbos.com

From:	FORD CREDIT AUTO OWNER TRUST 2006-A
c/o U.S. Bank Trust National Association,
as Owner Trustee
300 Delaware Avenue, Ninth Floor
Wilmington, Delaware 19801
Attention: Corporate Trust Department
Telephone: (302) 552-3200
Facsimile: (302) 552-3129

Re: Interest Rate Swap Reference No. 9380

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between The Royal Bank of Scotland plc (“Party A”) and Ford Credit Auto Owner Trust 2006-A (“Party B”) on the Trade Date listed below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. For these purposes, all references in those Definitions to a “Swap Transaction” will be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement and the Schedule thereto, both dated as of February 14, 2006, as amended and supplemented from time to time (the “Agreement”) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined will have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A: The Royal Bank of Scotland plc.

Party B: Ford Credit Auto Owner Trust 2006-A.

Trade Date: February 14, 2006.

Effective Date:	February 22, 2006.

Notional Amount:
For the first Calculation Period (from and including, February 22, 2006 to but excluding March 15, 2006), the Notional Amount of this Transaction for purposes of calculating payments due by either party on the first Payment Date will be $549,951,000. With respect to any subsequent Calculation Period up through and including the Calculation Period ending on but excluding September 15, 2008, the Notional Amount will be the Note Balance of the Class A-2b Notes (after giving effect to all amounts paid on the Payment Date that is the first day of such Calculation Period) as stated on the Servicer’s monthly investor report relating to such Payment Date (the “Actual Balance”). Party B will determine the Notional Amount and will inform Party A of such determination by the twelfth day of each calendar month using the aggregate outstanding principal balance for the Class A-2b Notes prior to giving effect to any payments of principal of Class A-2b Notes on the following Payment Date, as shown in the Servicer's monthly investor report relating to such Payment Date.

TerminationDate:	The earlier of September 15, 2008 and the date the aggregate outstanding principal balance of the Class A-2b Notes has been reduced to zero.

Fixed Amounts

Fixed Rate Payer:	Party B.

Fixed Rate Payer
Payment Date:	The 15th day of each calendar month, subject to adjust-ment in accordance with the Following Business Day Convention.

Period End Date:
The 15th day of each calendar month, with No Adjust-ment. (This means that each Calculation Period for the Fixed Amount will have 30 days, except for the Initial Calculation Period, which will commence on February 22, 2006 and end on and excluding March 15, 2006.)

Fixed Rate:	5.025%

Fixed Rate Day
Count Fraction:	30/360

Floating Amounts

Floating Rate Payer:	Party A.

Floating Rate Payer
Payment Dates:	The 15th day of each calendar month, subject to adjust-ment in accordance with the Following Business Day Convention.

Floating Rate for
Initial Calculation
Period:	4.57% (excluding spread)

Floating Rate Option:	USD-LIBOR-BBA.

Designated Maturity:	One month.

Spread:	Plus .01%

Floating Rate Day
Count Fraction:	Actual/360.

Reset Dates:	The first day of each Floating Rate Payer Calculation Period.

Business Days:	New York and Delaware.

3. Account Details

Payments to Party A:	JPMorgan Chase Bank, New York
ABA # 021000021
Acct#: 400930153
Agent Swift Address: CHASUS33
Favor: Royal Bank of Scotland Financial Markets
Fixed Income and Interest Rate Derivate Operations London
(RBS FM FI & IRD Ops Ldn)

Payments to Party B:	The Bank of New York
ABA # 021000018
Acct # 111-565
Attn: John Bobko
For further credit to: Ford Credit Auto Owner Trust 2006-A Collection Acct TAS #879412

Party A Operations
Contact:	Melizza Stotler
RBS Greenwich Capital
600 Steamboat Road
Greenwich CT 06830
Telephone: (203) 618 2525
Fax: (203) 618-2580
gcmderivatives@rbsgc.com

Party B Operations
Contact:	Ford Credit Auto Owner Trust 2006-A
c/o U.S. Bank Trust National Association, as Owner Trustee
300 Delaware Avenue, Ninth Floor
Wilmington, Delaware 19801
Attn: Corporate Trust Administration
Telephone: (302) 552-3102
Fax: (302) 552-3129

with copies to:

The Bank of New York,
as Indenture Trustee for
Ford Credit Auto Owner Trust 2006-A
101 Barclay Street
Floor 8 West
New York, New York 10286
Attn: Structured Finance Services -
Asset Backed Securities, Ford 2006-A
Telephone: (212) 815-4389
Fax: (212) 815-2493;

and

Ford Motor Credit Company
c/o Ford Motor Company
WHQ, One American Road
Suite 801-C1
Dearborn, Michigan 48126
Attention: Securitization Operations Supervisor
Telephone: (313) 206-5899
Fax: (313) 390-4133

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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

FORD CREDIT AUTO OWNER TRUST 2006-A

By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Owner Trustee

	By:	/s/ Barbara A. Nastro
Name: Barbara A. Nastro
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC

By: GREENWICH CAPITAL MARKETS, INC.,
its agent

	By:	/s/ William Gougherty
Name: William J. Gougherty
Title: Vice President

[SIGNATURE PAGE FOR FRONT END SWAP CONFIRM]